UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/23/2007

LeMaitre Vascular, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33092

Delaware	04-2825458
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

63 Second Avenue
Burlington, MA 01803
(Address of principal executive offices, including zip code)

781-221-2266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On August 23, 2007, LeMaitre Vascular, Inc. ("LeMaitre") and Brown Brothers Harriman & Co. ("BBH") entered into a Fourth Amended and Restated Revolving Loan and Security Agreement (the "Loan Agreement") and Third Amended and Restated Revolving Promissory Note (Secured) (the "Note"). BBH currently provides banking, credit, and investment advisory services to LeMaitre.

The Loan Agreement and the Note amend that certain Third Amended and Restated Revolving Loan and Security Agreement (the "Existing Loan Agreement") and that certain Second Amended and Restated Revolving Promissory Note (Secured) (the "Existing Note"), respectively, each between LeMaitre and BBH and dated as of May 20, 2006. As a result of these amendments, LeMaitre's borrowing capacity is now $10,000,000, up from $5,500,000, and the maximum principal amount of any Letters of Credit issued as part of this facility is $3,000,000, up from $200,000. The maturity date for amounts borrowed has been extended to August 21, 2008. Interest rates have been reduced to LIBOR plus 200 basis points or the Base Rate, as LeMaitre may choose. Other changes include the removal of the existing borrowing base requirement; the elimination of existing prohibitions on merger, consolidation, the payment of dividends, and the purchase of other issuers' securities; an increase in the permitted amount of capital leases from $500,000 to $1,000,000, with an exclusion for capital leases assumed in connection with any acquisition; and permission for LeMaitre to incur up to $1,000,000 in debt in connection with any acquisition. No fees were charged in connection with this transaction.

The above summary is qualified in its entirety by reference to the copies of the Existing Loan Agreement and the Existing Note filed with LeMaitre's Amendment No. 2 to Form S-1 Registration Statement dated May 26, 2006, and the Loan Agreement and the Note that are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, all of which are incorporated herein by reference in their entirety. Capitalized terms that are not defined in this Current Report on Form 8-K shall have the meanings assigned to them in the Loan Agreement.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

To the extent applicable, the contents of Item 1.01 above are incorporated in this Item 2.03 by reference.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LeMaitre Vascular, Inc.

Date: August 28, 2007	By:	/s/ Christopher H. Martin
Christopher H. Martin
Assistant Secretary

Exhibit Index

Exhibit No.	Description
EX-10.2	Third Amended and Restated Revolving Promissory Note (Secured)
EX-10.1	Fourth Amended and Restated Revolving Loan and Security Agreement